UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 24, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2005, Archipelago Holdings, Inc. (“Archipelago”) issued a press release announcing its third quarter 2005 results. The press release is attached hereto as Exhibit 99.1. The information furnished herein pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Archipelago under the Securities Act of 1933 or the Exchange Act.

In the attached press release, Archipelago uses non-GAAP financial measures of operating performance. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure, calculated and prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Non-GAAP financial measures do not replace and are not superior to the presentation of Archipelago’s GAAP financial results, but are provided to present the effects of direct costs recorded by Archipelago in connection with its proposed merger with the New York Stock Exchange, Inc. (“NYSE”), and to improve overall understanding of Archipelago’s current financial performance and its prospects for the future. Specifically, Archipelago believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to financial condition and operating results. In addition, Archipelago’s management uses these measures for reviewing financial results and evaluating financial performance.

Forward Looking Statements

Certain statements in this filing may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Archipelago’s current expectations and involve risks and uncertainties that could cause Archipelago’s actual results to differ materially from those set forth in the statements. There can be no assurance that such expectations will prove to be correct. Factors that could cause Archipelago’s results to differ materially from current expectations include: general economic and business conditions, industry trends, competitive conditions, regulatory developments as well as other risks or factors identified in the Company’s filings with the Securities Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 which is available on the Company’s website at http://www.archipelago.com. You should not place undue reliance on forward-looking statements, which speak only as of the date of this filing. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this filing.

Important Merger Information

In connection with the proposed merger of Archipelago and the NYSE, the parties filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on July 21, 2005 (as amended on September 14, 2005 and October 24, 2005)  containing a preliminary joint proxy statement/prospectus regarding the proposed transaction.  The registration statement has not yet become effective.  The parties will file other relevant documents concerning the proposed transaction with the SEC.  INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE PARTIES WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and the NYSE, at the SEC’s website (http://www.sec.gov) as they are filed with the SEC. Copies of the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Archipelago, Attention: Investor Relations, at 100 S. Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284.

Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional information regarding the interests of such potential participants is also included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.  This filing shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Press Release of Archipelago Holdings, Inc. dated October 24, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Archipelago Holdings, Inc. dated October 24, 2005